Exhibit 99

Business Overview and Strategy

John E. Bryson

Chairman, President and CEO

Morgan Stanley Annual Global Electricity & Energy Conference

March 9, 2005

Forward-Looking Statements

This presentation contains forward-looking information. The words “expect,” “forecast,” “potential,” “projected,” “anticipated,” “predict,” “targeted,” and similar expressions identify forward-looking information that involves risks and uncertainties. Actual results or outcomes could differ materially because of important factors such as:

actions of the California Public Utilities Commission, Federal Energy Regulatory Commission, and other regulatory bodies regarding market structure, customer rates, cost recovery, capital expenditures, and other matters;

changes in prices of electricity, natural gas, coal, and other fuels and in other operating costs;

the operation on a merchant basis of Mission Energy Holding Company’s plants that do not have long-term contracts for the sale of their output;

actions of securities rating agencies affecting the credit ratings of Edison International or its subsidiaries;

the ability of Edison International and its subsidiaries to obtain financing on reasonable terms as needed;

the continued operation of Edison International’s tax allocation arrangements as contemplated;

the possibility of future state or federal legislation changing the structure or operation of electricity markets or otherwise affecting Edison International’s subsidiaries;

the effects of environmental laws and regulations that may require capital expenditures, increased operating costs, or limitations on the operation of power generating facilities;

the effects of increased competition in energy-related businesses; and

the risks of constructing and operating nuclear-, coal-, and gas-fired generating plants and other large and complex energy facilities.

Additional details and factors are set forth in this presentation and reports filed by Edison International, Southern California Edison, and Mission Energy Holding Company on Forms 10-K, 10-Q, and 8-K.

Certain non-GAAP information appears in this presentation. The reconciliations to GAAP that are required by SEC Regulation G are located in the appendix at the end of this presentation.

Edison International — Balanced Business Mix

Strong utility operating in a large and rapidly growing service territory

Unregulated business platform with large base of low-cost coal assets

Stable and predictable earnings and cash flow

Significant long-term earnings and cash flow growth from regulated investments

Further upside earnings potential from power market recovery

Business flexibility for future growth

Produces

Edison International — Strategy

Our strategy seeks to create a balance among

Balance sheet strength

Growth

Dividends

We expect to produce total returns above peer averages

Edison International — Balance Sheet Strength

SCE creditworthiness restored / dividends to EIX resumed

Capital structure rebalanced to 48%¹ equity

$1.7 billion of dividends 2003 – 2004 and regular quarterly dividends

Investment grade ratings by Moody’s (Baa1) and S&P (BBB+)

Edison Capital dividends to EIX / resumption of growth

$300 million of dividends 2003 – 2004

Year-end 2004 unrestricted cash balances were $180 million

Mission Energy Holding Company stabilization

Midwest Generation refinancing – April 2004

BV sale – December 2004

1. See Appendix for GAAP reconciliation.

Edison International — Balance Sheet Strength (cont’d)

$4.3 billion of non-utility debt reduction over the past three years

EIX is now debt free and investment grade by Moody’s (Baa3) and S&P (BBB)

EIX consolidated debt-to-capital has declined from 69%¹ in 2002 to 56%¹ at year-end 2004

Over the long-term, EIX consolidated debt-to-capital is targeted to decline to 50%

$Billion

2003

2002

Total

YTD 2005

2004

EIX Holding Co.

$0.1

$0

$1.6

$0

$1.5

MEHC

$0.6

$0.3

$2.3

$0.4

$1.0

Edison Capital

$0

$0.3

$0.4

$0

$0.1

Total

$0.7

$0.6

$4.3

$0.4

$2.6

1. See Appendix for GAAP reconciliation.

Edison International — Growth

Given the hybrid system of electricity regulation in the U.S., EIX benefits from having both a utility and a competitive generator

Substantial growth in rate base anticipated at Southern California Edison through the remainder of the decade

Earnings improvements from reduction of debt and G&A expense

Opportunities in the unregulated businesses

Renewables

Contracting the output of merchant plants

Possible contracted generation to help meet California needs

Core earnings expected to increase substantially both near-term and long-term

Long-term compound annual growth rate of 8-12%¹ - as presented in the October 13, 2004 Outlook

1. See Appendix for GAAP reconciliation.

Edison International — Long-Term Earnings Growth Rate As Presented in the October 13, 2004 Outlook

Reduction in G&A and debt-service costs

Utility rate base investments

Investments in renewable energy

Recovery of capacity values in MAIN and PJM later in the decade

SOURCES OF GROWTH

Contribution by Business to EIX Long-Term Growth Rate

MORE CERTAIN

8% – 12%¹

0 – 5%

MEHC

1.5% – 2.0%

EIX Parent & EC

SCE

6.5% – 7.5%¹

LESS CERTAIN

If no earnings assumed for MEHC, EIX long-term EPS growth rate is projected to be 8-10%¹

1. See Appendix for GAAP reconciliation.

Edison International — Dividend Policy

Strong cash flow generation underpins ability to pay dividends

Dividend philosophy is centered around:

Maintaining a strong balance sheet

Balancing dividends with the cash needed to fund growth

Maintaining a competitive dividend

Annual dividend recently increased to $1.00/share resulting in a 56%¹ payout on 2005 core earnings guidance (excluding MEHC earnings) of $1.80 per share

Longer-term, targeting a payout ratio range of 45–55% excluding MEHC earnings

1. See Appendix for GAAP reconciliation.

Southern California Edison — Regulatory Update

2005 Cost of Capital decision – December 2004

11.4% return on equity

Recognized purchased power debt equivalence in capital structure

Long-Term procurement decision – December 2004

Approved 2005 procurement and resource plan

Extension of 5% trigger – timely recovery of procurement costs

2006 General Rate Case

Decision expected by year-end 2005

Southern California Edison — Capital Investment

$11.3 billion planned investments (2004-2009)

$7.6 billion distribution (67%)

$1.6 billion transmission (14%)

$2.1 billion generation (19%)

$1.9¹ billion invested in 2004 (on target to plan)

$1.6 billion forecasted expenditures in 2005

2003 GRC decision supports cost recovery for 2004 and 2005

Project Update

Devers-Palo Verde #2 Transmission Line

Mountainview Generating Station

SONGS Steam Generator Replacement

1. See Appendix for GAAP reconciliation.

Southern California Edison — Rate Base

(Nominal $            in Billions)

Forecast

Actual

$16

14.2

$14

Generation

13.1

Transmission

12.3

$12

1

Distribution

11.4

10.2

$10

9.7

9.1

9.0

8.8

9.2

$8

$6

$4

$2

$0

2008

2007

2006

2005

2004

2003

2002

2001

2000

2009

5-year CAGR = 8%

Projections subject to appropriate regulatory approvals and support

1. Information Technology, CSBU, Carrier Solutions, and overheads are included in Distribution.

Mission Energy Holding Company — Overview

Asset Profile

Before Restructuring

After Restructuring ¹

MWs

Fuel Mix

18,833

8,834

Coal

Gas/Oil

Hydro

Other

9,035 MW / 48%

6,530 MW / 34%

2,950 MW / 16%

318 MW / 2%

7,545 MW / 88%

1,289 MW / 15%

Percent Merchant 2

Assets

Recourse and Non-Recourse Debt

72%

$12.1 billion

$8.1 billion

88%

$6.8 billion

$4.8 billion

Midwest Generation 5,876 MW’s

Homer City 1,884 MW’s

964 MW’s

1. After sales of international assets (6,657 MW), and decommissioning Collins Station (2,698 MW) and Illinois peakers (644 MW).

2. Pro forma January 2005 with Exelon contracts expired.

Mission Energy Holding Company — Restructuring

Successful execution of the Restructuring Plan, without contributions from EIX, substantially addresses MEHC’s survivability

Significant milestones include:

Refinanced Midwest Generation debt of $1.7 billion

Collins lease termination – approximately $370 million tax benefit

Sale of 13 of the 14 international power generation projects sold for about $2.9 billion

$1.2 billion of debt paid down from proceeds

About $1.7 billion of cash after debt pay down

Further debt reduction

Support for contracting merchant power

New generation

Mission Energy Holding Company — Strategy

Reduce business and financial risk by improving financial strength, operating efficiency, and predictability of cash flow and earnings

Continually reduce leverage using cash flow from operations

Manage fuel supply, emissions, and environmental controls to protect operating margins

Reduce overhead expenses in the aftermath of the asset sales

Build a laddered, diversified portfolio of power and fuel supply contracts and hedges to lock in margins and reduce earnings and cash flow volatility

MEHC can contribute meaningfully to EIX earnings and eventually dividends with reasonable confidence

Mission Energy Holding Company – Value Drivers

Even without the international projects, MEHC core earnings are expected to increase in 2005 over 2004, and show significant double-digit compound annual growth in the longer term

Earnings Drivers

Estimates of Contribution (pre-tax earnings)

COST REDUCTION

$45 – $50 million (annually)

Elimination of restructuring costs and overheads directly associated with international assets

$30 million (annually)

Further reductions in overhead costs

DEBT REDUCTION

$105 – $145 million (multi-year)

Reduction of callable high-cost debt from net restructuring proceeds

POWER MARKET METRICS

$47 million

Energy prices: for every $1/MWh increase

$75 million

Capacity prices: for every $10/kWyr increase

Edison Capital

Edison Capital

Focus on growing the existing Renewables portfolio

Resumed investment in 2004 closing $50 million of new projects

$27 million of affordable housing

$23¹ million of wind projects

New investment in 2005 is targeted at $180 million building to $250 million annually

$14 million funded in 2004 net of return of capital

Edison International — 2005 Outlook As Presented in October 13, 2004 Outlook

2005 Outlook EPS

SCE $1.75

MEHC 0.34

EC 0.08

EIX Holding Co. (0.03)

Core EPS $2.14

Non-Core Items

SCE $0.11 (b)

MEHC (0.05) (a)

Reported EPS $2.20

a) Write-off of unamortized costs upon retirement of callable debt

b) Anticipated tax settlement

Appendix

Slide 4: The calculation for the equity ratio presented excludes non-recourse debt of $792 million. The comparable equity ratio, including non-recourse debt is 44%.

Slide 5: The 2004 debt ratio includes common equity and preferred securities as reflected on the EIX balance sheet. Debt includes short- and long-term debt and other preferred securities subject to mandatory redemption. Debt excludes non-recourse debt from continuing operations totaling $793 million related to rate reduction bonds and variable interest entity debt. The comparable 2004 debt ratio, based on the same balance sheet classifications, including non-recourse debt is 63%. The 2002 ratio is calculated on the same basis as the 2004 debt ratio, reclassifying other preferred securities subject to mandatory redemption of $1.2 billion and as a component of debt. Non-recourse preferred securities of $131 million and non-recourse debt of $5.4 billion are excluded. The comparable 2002 debt ratio, including non-recourse amounts, based on the same balance sheet classifications and including debt from international assets in discontinued operations is 71%.

Slides 6 & 7: CAGR ranges are presented based on core earnings. Based on reported earnings, the CAGRs are projected to be 4%–12% for EIX, 1%–3% for SCE and 4%–5% for EIX assuming no earnings from MEHC. The lower ranges reflect the 2004 non-core items which include positive regulatory adjustments at SCE totaling $157 million, partially offset by a $14 million charge due to the retirement of the EIX QUIPS.

Appendix

Slide 8: The calculation of EIX’s payout ratio is based on the 2005 core earnings outlook of $2.14, excluding MEHC’s earnings of 34 cents per share. The payout ratio based on the 2005 Outlook for projected reported earnings of $2.20 is 45%. See slide 14 for a reconciliation from core to reported earnings for EIX’s 2005 Outlook.

Slide 10: The $1.9 billion includes capital expenditures of $1.7 billion and $0.3 billion of acquisition costs related to nonutility generation plant. Excludes $0.1 of nuclear fuel expenditures.

Note: GAAP measurements that equal or fall into the non-GAAP measurement range are not reconciled in the footnotes above. Non-core items are items that do not reflect ongoing operating performance, and therefore management believes it is useful to present comparative earnings information that omits these items.